Exhibit 10.35
FIRST SUPPLEMENTAL GUARANTY OF UNASSIGNED ISSUER’S RIGHTS
     THIS FIRST SUPPLEMENTAL GUARANTY OF UNASSIGNED ISSUER’S RIGHTS dated as of December 1, 2004 (the “First Supplement “), by and between Synergetics, Inc., a Missouri corporation (the “Corporate Guarantor”), and THE INDUSTRIAL DEVELOPMENT AUTHORITY OF ST. CHARLES COUNTY, MISSOURI, a public corporation organized and existing under the laws of the State of Missouri (the “Issuer”), supplementing the Guaranty of Unassigned Issuer’s Rights dated as of September 1, 2002 (the “Original Guaranty” and, as supplemented by this First Supplement, the “Guaranty of Unassigned Issuer’s Rights”) among William L. Bates, Gregg D. Scheller and Kurt W. Gampp, Jr., residents of the State of Missouri (the “Individual Guarantors”) and
     WHEREAS, the Guarantors did execute and deliver the Original Guaranty; and
     WHEREAS, pursuant to the terms of the Original Guaranty, the obligations of the Individual Guarantors under the Original Guaranty have been discharged; and
     WHEREAS, in connection with the issuance of additional bonds and an additional promissory note (the “Series 2004 Note”) by Synergetics Development Company, L.L.C., a Missouri limited liability company (the “Obligor”), the Corporate Guarantor and the Issuer desire to supplement the Original Guaranty.
      NOW, THEREFORE, THIS FIRST SUPPLEMENTAL GUARANTY OF UNASSIGNED ISSUER’S RIGHTS WITNESSETH:
     Section 1. The first three recitals of the Original Guaranty are hereby amended to read as follows:
     WHEREAS, the Issuer issued its Private Activity Revenue Bonds, Series 2002 (Synergetics Development Company Project), in an aggregate principal amount of $2,645,000 (the “Series 2002 Bonds”) and intends to issue its Private Activity Revenue Bonds, Series 2004 (Synergetics Development Company Project) in an aggregate principal amount of $2,330,000 (the “Series 2004 Bonds” and, together with the Series 2002 Bonds, the “Bonds”); and
     WHEREAS, the Bonds were and are to be issued under and pursuant to an Indenture of Trust dated as of September 1, 2002, as supplemented by the First Supplemental Indenture of Trust dated as of December 1, 2004, each between the Issuer and UMB Bank, N.A., as Trustee; and
     WHEREAS, the proceeds derived from the issuance of the Bonds were and are to be loaned to Synergetics Development Company, L.L.C., a Missouri limited liability company (the “Obligor”), pursuant to a Loan Agreement dated as of September 1, 2002 as supplemented by the First Supplemental Loan Agreement dated as of December 1, 2004 (as supplemented, the “Loan Agreement”), to provide financing to finance the projects as described and defined in the Loan Agreement (collectively, the “Project”) for the benefit of the Obligor; and

     Section 2. Except as otherwise provided in this First Supplemental Guaranty of Unassigned Issuer’s Rights, the provisions of the Original Guaranty are hereby ratified, approved and confirmed. This First Supplemental Guaranty of Unassigned Issuer’s Rights shall be construed as having been authorized, executed and delivered under the provisions of Section 1101(iv) of the Original Indenture.
     Section 3. If any provision of this First Supplemental Guaranty of Unassigned Issuer’s Rights shall be held or deemed to be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.
     Section 4. This First Supplemental Guaranty of Unassigned Issuer’s Rights may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.
     Section 5. The Guaranty of Unassigned Issuer’s Rights, including without limitation this First Supplement, shall be governed exclusively by and be construed in accordance with the applicable laws of the State of Missouri.
     Section 6. Capitalized words and terms used herein, unless the context requires otherwise, shall have the same meanings as set forth in the Indenture of Trust dated as of September 1, 2002, as supplemented by the First Supplemental Indenture of Trust dated as of December 1, 2004 between the Beneficiary and UMB Bank, N.A., as Trustee.
[Remainder of Page Intentionally Left Blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Guaranty of Unassigned Issuer’s Rights to be executed as of the date and year first above written.

Attest:		SYNERGETICS, INC.

[SEAL]

/s/		By	/s/ Kurt W. Gampp, Jr.

Its Secretary		Title:	President

ACCEPTED:

THE INDUSTRIAL DEVELOPMENT AUTHORITY OF ST. CHARLES COUNTY, MISSOURI

Attest: [SEAL]

By	/s/	By	/s/

	Assistant Secretary		President